UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 2, 2011

Sagebrush Gold Ltd.
(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Terrace Way Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 930-6338

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends and restates the Current Report on Form 8-K for Sagebrush Gold Ltd., as initially filed with the Securities and Exchange Commission (“SEC”) on September 9, 2011 (the “Original Report”).  The purpose of this Amendment is to correct certain disclosure contained in Item 5.02.  This Amendment amends and restates the Original Report in its entirety in order to provide a complete and more accurate presentation.

Item 1.01	Termination of a Material Definitive Agreement

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2011, Sagebrush Gold, Ltd, (f/k/a The Empire Sports and Entertainment Holding Co. (“Sagebrush” or the “Company")), the Empire Sports and Entertainment Co. (“Empire Sports”), EXCX Funding, Corp. (“EXCX”), The Capital Hoedown, Inc. (“Capital” and collectively, the “Companies”), and Shelly Finkel, our Chief Executive Officer and Co-Chairman of our Board of Directors (“Executive”), entered into a Separation Agreement (the “Agreement”) under which Executive resigned from all positions with the Company and each of its subsidiaries and affiliates.

Certain previously-entered funding agreements by and between Barry Honig (“BH”), our Co-Chairman, Executive, and Michael Brauser (“MB” and collectively with BH, the “Lenders”) provided certain funding for the purpose of assisting Empire Sports in financing certain entertainment event costs.  Empire Sports acquired a 66.67% interest in Capital and Concert International, Inc. (“CII”) acquired a 33.33% interest in Capital under which Lenders provided funding pursuant to that certain Credit Facility Agreement (the “Loan Agreement”), one or more Notes, a Security Agreement, an Owner’s Pledge and Security Agreement, a Blocked Account Control Agreement, a Collateral Account Agreement, and the other Loan Documents (the “Transaction Documents”). Executive and Lenders also entered into a Contribution and Security Agreement dated as of February 19, 2011 (the “Contribution Agreement”) under which Executive pledged certain collateral and agreed to reimburse MB and BH certain amounts in connection with the Loan Agreement.

Pursuant to the Agreement, Executive agreed to the following:

i.	Cancellation of 750,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) of Sagebrush, owned by Executive; and
ii.
All unvested shares and options of Sagebrush shall be cancelled and returned to Sagebrush, other than outstanding options awarded to Executive for 400,000 shares of Common Stock (the options to purchase 400,000 shares of Common Stock and 600,000 shares of Common Stock presently owed by Executive, the “Executive Retained Securities”); and

iii.	1,950,000 shares of Executive’s Common Stock shall be sold to MB; and
iv.
The Executive Retained Securities shall secure Sagebrush for collection of certain outstanding receivables, and thereafter be pledged to Lenders as collateral security for the payment by the Executive of $150,000 of indebtedness to Lenders in accordance with a payment schedule set forth in the Agreement; and

v.	The proceeds of that certain Letter of Credit issued by Signature Bank, NA pledged to Lenders as collateral security for the Loan Agreement, shall be assigned to the Lenders by Executive.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
10.1	Separation Agreement and Release (Incorporated by Reference to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 9, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011

Sagebrush Gold Ltd.

By:	/s/ David Rector
David Rector
President